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                                                                    EXHIBIT 99.1


                                  CERTIFICATION


                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of America Online Latin America, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2003                     /s/ Charles M. Herington
--------------------                   ---------------------------------------
                                       Charles M. Herington
                                       Chief Executive Officer and President

Dated: May 13, 2003                     /s/ Osvaldo Banos
--------------------                   ---------------------------------------
                                       Osvaldo Banos
                                       Chief Financial Officer and
                                       Executive Vice President


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.